CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 10, 1999, relating to the financial statements of Icy Splash Food & Beverage, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                   /s/ LAZAR LEVINE & FELIX LLP
                                                   ----------------------------

                                                   LAZAR LEVINE & FELIX LLP

New York, New York
January 11, 2000